Note 47	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of non-adjusting events after reporting period [text block]	Subsequent events
On July 30, 2026, BBVA announced that its Board of Directors had agreed to carry out the execution of a new framework share buyback program, all in accordance with the Regulations, for a maximum monetary amount of €2,000 million, which will be executed in several tranches, with a first tranche for a maximum monetary amount of €1,000 million expected to be executed from August 5, 2026 (see Note 4).
Except as otherwise disclosed herein, from July 1, 2026 to the date of preparation of these Consolidated Financial Statements, no subsequent events requiring disclosure in these Consolidated Financial Statements have taken place that significantly affect the Group’s earnings or its consolidated equity position.